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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                          January 22, 2004
                                                         -----------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                           0-10786             13-3032158
-------------------------------          ------------        -------------------
State or other jurisdiction of           (Commission           (IRS Employer
           incorporation)                File Number)        Identification No.)


702 Spirit 40 Park Drive, Chesterfield, Missouri                   63005
------------------------------------------------                 ----------
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code                                 (636) 530-8000
                                               --------------------------


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Item 7.   Financial Statements and Exhibits.

   (c)    Exhibits.

          See the Index to Exhibits attached hereto.


Item 12.  Results of Operations and Financial Condition.

          On January 22, 2004, the registrant issued a news release announcing that it will report its 2003 fourth-quarter and full-year results by March 15, with the filing of its 10-K. A copy of the news release is furnished herewith as
Exhibit 99.1.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INSITUFORM TECHNOLOGIES, INC.


                                              By: /s/ Christian G. Farman
                                                 -------------------------------
                                                 Christian G. Farman
                                                 Vice President and Chief
                                                 Financial Officer

Date: January 22, 2004


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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description
      -------         -----------

       99.1 News release of Insituform Technologies, Inc., dated January 22, 2004, announcing that it will report its 2003 fourth-quarter and full-year results by March 15, with the filing of its 10-K.